UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2011 (August 9, 2011)

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1467
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01   Completion of Acquisition or Disposition of Assets.

On August 9, 2011, Associated Estates Realty Corporation (the “Company”) filed a Current Report on Form 8-K disclosing that the Company, through wholly owned subsidiaries, completed the acquisition of Waterstone at Wellington on June 15, 2011, and Carmel Vienna Metro on August 9, 2011.  With the closing of the August 9, 2011 acquisition, the aggregate purchase price of the properties acquired in 2011 exceeded 10% of the Company’s total assets as of December 31, 2010.  The Company hereby amends the Form 8-K filed on August 9, 2011 to provide the financial statements of Carmel Vienna Metro as required by Securities and Exchange Commission Rule 3-14 of Regulation S-X and the pro forma information of the Company as required by Article 11 of Regulation S-X.

Waterstone at Wellington is a 222-unit apartment community located in Wellington, Florida. The Company, through a wholly owned subsidiary, acquired this community from Wellington, LLC, an entity controlled by Gables GP, Inc. for approximately $32.8 million in cash, which was funded primarily from proceeds from the Company’s unsecured term loan.

Carmel Vienna Metro, since renamed by the Company as Dwell Vienna Metro, is a 250-unit apartment community located in Fairfax, Virginia.  The Company, through a wholly owned subsidiary, acquired this community from CP III Vienna Metro, LLC, an entity controlled by Carmel Partners, Inc., for approximately $82.6 million in cash, which was funded primarily from borrowings on the Company’s unsecured revolving credit facility.

ITEM 9.01   Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Operations Acquired

Report of Independent Accountants
Statements of Revenue and Certain Operating Expenses

(b)	Proforma Financial Information

Pro Forma Consolidated Balance Sheet as of June 30, 2011
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010
Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2011

(c)	Exhibits

23.1 Consent of PricewaterhouseCoopers LLC.

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Report of Independent Accountants

To the Board of Directors and Shareholders of Associated Estates Realty Corporation:

We have audited the accompanying statement of revenue and certain operating expenses of the property known as Carmel Vienna Metro (the "Property") for the year ended December 31, 2010.  The statement of revenue and certain operating expenses is the responsibility of the Company’s management.  Our responsibility is to express an opinion on the statement of revenue and certain operating expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain operating expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain operating expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain operating expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Associated Estates Realty Corporation) as described in Note 1 to the statement of revenue and certain operating expenses and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenue and certain operating expenses of the Property presents fairly, in all material respects, the revenue and certain other operating expenses described in Note 1 to the statement of revenue and certain operating expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLC

Cleveland, Ohio

October 6, 2011

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CARMEL VIENNA METRO
STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES

	(Unaudited)
	Six Months Ended	Year Ended
	June 30,	December 31,
(In thousands)	2011	2010
Revenue
Property revenue	$2,820	$5,490

Certain operating expenses
Operating and maintenance	564	1,189
Real estate taxes and insurance	383	732
Total certain operating expenses	947	1,921

Revenue in excess of certain operating expenses	$1,873	$3,569

See Notes to Statements of Revenue and Certain Operating Expenses.

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CARMEL VIENNA METRO
NOTES TO STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES

1.         BASIS OF PRESENTATION

On August 9, 2011, Associated Estates Realty Corporation (the "Company") acquired, through a wholly owned subsidiary, Carmel Vienna Metro, a 250-unit apartment community located in Fairfax, Virginia. The property was purchased from CP III Vienna Metro, LLC, an unrelated third party.

The statements of revenue and certain operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the acquisition of real estate operations, including Rule 3-14 of Regulation S-X.  Accordingly, certain expenses such as depreciation and amortization, interest, management fees, and other corporate expenses are not included in the statements of revenue and certain operating expenses.  Therefore, the amounts reported in the accompanying statements may not be comparable to the results of operations reported for the future operations of the property.  Except as noted above, the Company is not aware of any material factors during the year ended December 31, 2010, or the six months ended June 30, 2011, that would cause the reported financial information not to be indicative of future operating results.

The accompanying interim statement of revenues and certain expenses for the six months ended June 30, 2011, is unaudited.  In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included.  The reported results are not necessarily indicative of the results that may be expected for the full year.

2.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition:  Apartment units are generally leased with terms of one year or less.  Rent payments are due at the beginning of each month and rental revenue is recognized at that time.  Reimbursements for expenses, such as water and sewer expense, are included in “Property revenue” in the statements of revenue and certain expenses.

Capitalization:  Significant improvements and replacements are capitalized.  Repairs and maintenance costs, such as unit cleaning, painting and appliance repairs, are charged to expense as incurred and are included in "Operating and maintenance expenses" in the statements of revenue and certain expenses.

Advertising:  Advertising costs are expensed as incurred and are included in "Operating and maintenance expenses" in the statements of revenue and certain expenses.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  Actual results could differ from these estimates.

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ASSOCIATED ESTATES REALTY CORPORATION
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited Pro Forma Consolidated Balance Sheet of Associated Estates Realty Corporation is presented as if Carmel Vienna Metro had been acquired on June 30, 2011.  This Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the Company's actual financial condition would have been had the acquisition been consummated on June 30, 2011, nor does it purport to represent the future financial position of the Company.

The following unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010 of the Company is presented as if Carmel Vienna Metro had been acquired on January 1, 2010.  This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisition been consummated on January 1, 2010, nor does it purport to represent the future results of operations of the Company.

The following unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2011 of the Company is presented as if Carmel Vienna Metro had been acquired on January 1, 2010.  This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisition been consummated on January 1, 2010, nor does it purport to represent the future results of operations of the Company.

This unaudited pro forma consolidated information should be read in conjunction with the historical financial information and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 and the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2011.

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ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2011
(UNAUDITED)

	Historical	Carmel Vienna	Pro Forma
(In thousands, except share amounts)	Amounts (A)	Metro (B)	Amounts
ASSETS
Real estate assets
Land	$175,902	$11,241	$187,143
Buildings and improvements	1,032,082	67,130	1,099,212
Furniture and fixtures	35,104	1,569	36,673
Construction in progress	10,754	-	10,754
Gross real estate	1,253,842	79,940	1,333,782
Less: Accumulated depreciation	(356,151)	-	(356,151)
Net real estate	897,691	79,940	977,631
Cash and cash equivalents	739	(1,000)	(261)
Restricted cash	8,172	-	8,172
Accounts receivable, net
Rents	1,279	-	1,279
Construction	6,683	-	6,683
Other	762	-	762
Goodwill	1,725	-	1,725
Other assets, net	13,220	2,660	15,880
Total assets	$930,271	$81,600	$1,011,871
LIABILITIES AND EQUITY
Mortgage notes payable	$460,684	$-	$460,684
Unsecured revolving credit facility	3,500	81,600	85,100
Unsecured term loan	125,000	-	125,000
Total debt	589,184	81,600	670,784
Accounts payable and other liabilities	25,531	-	25,531
Dividends payable	7,383	-	7,383
Resident security deposits	3,508	-	3,508
Accrued interest	2,478	-	2,478
Total liabilities	628,084	81,600	709,684
Noncontrolling redeemable interest	1,734		1,734
Equity
Common shares, without par value, $.10 stated value;
91,000,000 authorized; 46,570,763 issued and 41,534,263
outstanding at June 30, 2011	4,657	-	4,657
Paid-in capital	575,893	-	575,893
Accumulated distributions in excess of accumulated net income	(223,955)	-	(223,955)
Less: Treasury shares, at cost, 5,036,500 at June 30, 2011	(57,182)	-	(57,182)
Total shareholders' equity attributable to AERC	299,413	-	299,413
Noncontrolling interest	1,040	-	1,040
Total equity	300,453	-	300,453
Total liabilities and equity	$930,271	$81,600	$1,011,871

See Notes to Pro Forma Consolidated Balance Sheet.

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ASSOCIATED ESTATES REALTY CORPORATION
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

A.

Represents the unaudited historical consolidated balance sheet of the Company as of June 30, 2011, as contained in the consolidated financial statements filed in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2011.

B.	Represents the pro forma adjustments to reflect the acquisition of Carmel Vienna Metro as if the acquisition had occurred on June 30, 2011.

The sources of funding for the acquisition were as follows:

(In thousands)
Borrowings on revolving credit facility	$81,600
Cash	1,000
Total consideration	$82,600

The preliminary allocation of the purchase price was as follows:

(In thousands)
Land	$11,241
Buildings and improvements	67,130
Furniture and fixtures	1,569
Existing leases and tenant relationships (Other assets)	2,660
Total	$82,600

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ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010
(UNAUDITED)

	Historical	Carmel Vienna	Pro Forma		Pro Forma
(In thousands, except per share amounts)	Amounts (A)	Metro (B)	Adjustments		Amounts
Revenue
Property revenue	$135,847	$5,490	$-		$141,337
Management and service company revenue:
Fees, reimbursements and other	817	-	-		817
Construction and other services	17,051	-	-		17,051
Total revenue	153,715	5,490	-		159,205
Expenses
Property operating and maintenance	57,585	1,921	-		59,506
Depreciation and amortization	39,639	-	5,201	(C)	44,840
Direct property management and service company expense	745	-	-		745
Construction and other services	16,623	-	-		16,623
General and administrative	15,684	-	-		15,684
Costs associated with acquisitions	599	-	-		599
Total expenses	130,875	1,921	5,201		137,997
Operating income	22,840	3,569	(5,201)		21,208
Interest income	34	-	-		34
Interest expense	(31,704)	-	(2,048)	(D)	(33,752)
(Loss) income before gain on insurance recoveries	(8,830)	3,569	(7,249)		(12,510)
Gain on insurance recoveries	245	-	-		245
Net (loss) income	(8,585)	3,569	(7,249)		(12,265)
Net income attributable to noncontrolling redeemable interest	(51)	-	-		(51)
Net (loss) income attributable to AERC	(8,636)	3,569	(7,249)		(12,316)
Preferred share dividends	(2,030)	-	-		(2,030)
Preferred share repurchase costs	(993)	-	-		(993)
Net (loss) income applicable to common shares	$(11,659)	$3,569	$(7,249)		$(15,339)

Earnings per common share - basic and diluted:
Net (loss) income applicable to common shares	$(0.38)				$(0.50)

Weighted average shares outstanding - basic and diluted	30,421				30,421

See Notes to Pro Forma Consolidated Statements of Operations.

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ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2011
(UNAUDITED)

	Historical	Carmel Vienna	Pro Forma		Pro Forma
(In thousands, except per share amounts)	Amounts (E)	Metro (F)	Adjustments		Amounts
Revenue
Property revenue	$39,755	$2,820	$-		$42,575
Management and service company revenue	-	-	-		-
Construction and other services	5,793	-	-		5,793
Total revenue	45,548	2,820	-		48,368
Expenses
Property operating and maintenance	16,101	947	-		17,048
Depreciation and amortization	13,248	-	1,271	(C)	14,519
Construction and other services	5,921	-	-		5,921
General and administrative	3,959	-	-		3,959
Costs associated with acquisitions	65	-	-		65
Total expenses	39,294	947	1,271		41,512
Operating income	6,254	1,873	(1,271)		6,856
Interest income	5	-	-		5
Interest expense	(7,820)	-	(1,016)	(D)	(8,836)
Net (loss) income	(1,561)	1,873	(2,287)		(1,975)
Net income attributable to noncontrolling redeemable interest	(12)	-	-		(12)
Net (loss) income applicable to common shares	$(1,573)	$1,873	$(2,287)		$(1,987)

Earnings per common share - basic and diluted:
Net (loss) income applicable to common shares	$(0.04)				$(0.05)

Weighted average number of common shares
outstanding - basic and diluted	41,414				41,414

See Notes to Pro Forma Consolidated Statements of Operations.

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ASSOCIATED ESTATES REALTY CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

A.

Represents historical net (loss) income applicable to common shares included in the consolidated income statement of the Company for the year ended December 31, 2010, as contained in the consolidated financial statements filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

B.	Represents the historical revenue and certain expenses of Carmel Vienna Metro for the year ended December 31, 2010.

C.	Represents depreciation and amortization attributable as follows:

			Year ended	Six months
	Estimated		December 31,	ended June 30,
(Dollars in thousands)	useful life		2010	2011
Buildings and improvements	25.6 years	(1)	$2,252	$1,126
Furniture and fixtures	5 years		289	145
Intangible assets	1 year		2,660	-
Total			$5,201	$1,271

(1) Represents weighted average estimated useful life.

D.

Represents interest expense based on the actual rate in effect on borrowings on the Company's unsecured revolving credit facility used to acquire Carmel Vienna Metro as if it had been acquired on January 1, 2010.  Borrowings on the unsecured revolving credit facility accrue interest at a variable rate.  A variance in interest rate of 1/8% on this facility would have an impact of $102,000 on net (loss) income applicable to common shares for the year ended December 31, 2010, and an impact of $51,000 on net (loss) income applicable to common shares for the six months ended June 30, 2011.

E.

Represents historical net (loss) income applicable to common shares included in the consolidated income statement of the Company for the six months ended June 30, 2011, as filed in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2011.

F.	Represents the historical revenue and certain expenses of Carmel Vienna Metro for the six months ended June 30, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

October 6, 2011	/s/ Lou Fatica
(Date)	Lou Fatica, Vice President
Chief Financial Officer and Treasurer

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